                                                                    EXHIBIT 10.1

                          AMENDED SCHEDULE OF MORTGAGES
           WHICH ARE SUBSTANTIALLY IN THE FORM OF BANK UNITED MORTGAGE
                 ATTACHED AS EXHIBIT 10.53 TO THE COMPANY'S FORM
                       10-K FOR THE PERIOD ENDING 12/31/98


      MORTGAGOR                     FACILITY NAME                             LOCATION                            MORTGAGE AMOUNT
      ---------                     -------------                             --------                            ---------------
   ALS Holdings, Inc.         Sterling House of Lawrence                 3220 Peterson Road                          $3,210,000
                                                                         Lawrence, KS 66049

   ALS Holdings, Inc.         Sterling House of Lenexa I                 8710 Caenen Lake Road                       $2,325,000
                                                                         Lenexa, KS 66215

   ALS Wisconsin              Wynwood of Appleton                        5800 Pennsylvania Avenue                    $5,397,360
   Holdings, Inc.*                                                       Grand Chute, WI

   ALS Holdings, Inc.*        Sterling Cottage of Lady Lake I            17395 S.E. 109th Terrace Road               $2,850,000
                                                                         Summerfield, FL  34491

   ALS Holdings, Inc.*        Sterling House of Lady Lake II             17421 S.E. 109th Terrace Road               $2,521,102
                                                                         Summerfield, FL  34491

   ALS Holdings, Inc.*        Sterling Cottage of Michigan City I        1300 East Coolspring Avenue                 $2,981,250
                                                                         Michigan City, IN 46360

   ALS Holdings, Inc.*        Sterling House of Michigan City II         1400 East Coolspring Avenue                 $2,483,613
                                                                         Michigan City, IN 46360

   ALS Holdings, Inc.*        Sterling House of Southern Pines II        101 Brucewood Road                          $2,925,000
                                                                         Southern Pines, NC  28387

   ALS Holdings, Inc.*        Sterling Cottage of Valparaiso I           2501 Valparaiso Street                      $2,793,143
                                                                         Valparaiso, IN  46383

                                DATE OF
      MORTGAGOR                 MORTGAGE
      ---------                 --------
   ALS Holdings, Inc.       November 18, 1998

   ALS Holdings, Inc.       November 18, 1998

   ALS Wisconsin
   Holdings, Inc.*          December 10, 1998

   ALS Holdings, Inc.*      March 22, 1998

   ALS Holdings, Inc.*      March 22, 1998

   ALS Holdings, Inc.*      March 22, 1998

   ALS Holdings, Inc.*      March 22, 1998

   ALS Holdings, Inc.*      March 22, 1998

   ALS Holdings, Inc.*      March 22, 1998

        MORTGAGOR                   FACILITY NAME                              LOCATION                            MORTGAGE AMOUNT
        ---------                   -------------                              --------                            ---------------
   ALS Holdings, Inc.*        Sterling House of Valparaiso II            2601 Valparaiso Street                      $2,583,820
                                                                         Valparaiso, IN  46383

   ALS Holdings, Inc.*        Clare Bridge of Pin Oak I                  8015 Pin Oak Drive                          $9,324,992
                                                                         Orlando, FL  32819
                              and

                              Wynwood of Pin Oak II                      8001 Pin Oak Drive
                                                                         Orlando, FL  32819

   ALS Holdings, Inc.         Alterra Clare Bridge of Southern Pines     101 Brucewood Road                          $3,244,249
                                                                         Southern Pines, NC  28387-5144

   ALS Holdings, Inc.         Alterra Clare Bridge Cottage of Dublin     160 Elephant Rd.                            $2,026,006
                              Borough                                    Dublin, PA  18917-2202

   ALS Holdings, Inc.         Alterra Clare Bridge Cottage of Vero       420 4th Ct.                                 $2,325,000
                              Beach                                      Vero Beach, FL  32962-1812

   ALS Holdings, Inc.         Alterra Sterling House of Vero Beach       410 4th Ct.                                 $3,150,000
                                                                         Vero Beach, FL  32962-1812

   ALS Holdings, Inc.         Alterra Clare Bridge Cottage of Leesburg   710 South Lake Street                       $2,813,522
                                                                         Leesburg, FL  34748-7316


   ALS Holdings, Inc.         Alterra Clare Bridge Cottage of Muncie     1605 North Morrison Road                    $2,707,813
                                                                         Muncie, IN  47304-5329

   ALS Holdings, Inc.         Alterra Sterling House of Muncie           1601 North Morrison Road                    $3,000,000
                                                                         Muncie, IN  47304-5329

   ALS Holdings, Inc.         Alterra Clare Bridge Cottage of Florence   467 Sterling Drive                          $2,700,000
                                                                         Florence, SC  29505

   ALS Holdings, Inc.         Alterra Sterling House of Florence         3006 Hoffmeyer Road                         $2,700,000
                                                                         Florence, SC  29501-7551


                                 DATE OF
        MORTGAGOR                MORTGAGE
        ---------                --------
   ALS Holdings, Inc.*        March 22, 1998


   ALS Holdings, Inc.*        March 22, 1998


   ALS Holdings, Inc.         June 4, 1999


   ALS Holdings, Inc.         June 4, 1999


   ALS Holdings, Inc.         June 11, 1999


   ALS Holdings, Inc.         June 11, 1999


   ALS Holdings, Inc.         June 30, 1999


   ALS Holdings, Inc.         June 30, 1999


   ALS Holdings, Inc.         June 30, 1999


   ALS Holdings, Inc.         June 30, 1999


   ALS Holdings, Inc.         June 30, 1999

        MORTGAGOR                   FACILITY NAME                                  LOCATION                        MORTGAGE AMOUNT
        ---------                   -------------                                  --------                        ---------------

  ALS Holdings, Inc.         Alterra Sterling House of Carrollton           1029 Seminole Trail                     $3,150,000
                                                                            Carrollton, TX  75007-6275

  ALS Holdings, Inc.         Alterra Sterling House of Owatonna             334 Cedardale Drive                     $1,125,000
                                                                            Owatonna, MN  55060-4467
                             and

                             Alterra Clare Bridge Cottoage of Owatonna      334 Cedardale Drive                     $1,720,627
                                                                            Owatonna, MN 55060-4467

  ALS Holdings, Inc.         Alterra Wynwood of Brush Creek                 4225 Wayvern Drive                      $8,100,000
                                                                            Santa Rosa, CA 95409-4193

                                    DATE OF
     MORTGAGOR                      MORTGAGE
     ---------                      --------

  ALS Holdings, Inc.              June 30, 1999


  ALS Holdings, Inc.            September 27, 1999


  ALS Holdings, Inc.            September 27, 1999

*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.